Prepaids and Other Current Assets - Summary of Detailed Information About Prepaids and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Detailed Information About Prepaids And Other Current Assets [Abstract]
Prepaids	$ 1,153	$ 243
Advances to suppliers	829	426
Other current assets	713	103
Total	$ 2,695	$ 772